UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

Carolina Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19029	57-1039637
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

288 Meeting Street, Charleston, South Carolina	29401
Address of principal executive offices	Zip Code

843.723.7700

Registrant's telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

On July 18, 2014, Carolina Financial Corporation issued a news release announcing its results of operations for the period ended June 30, 2014. A copy of the news release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Item	Exhibit
99.1	News Release dated July 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carolina Financial Corporation

By:	/s/ William A. Gehman III
William A. Gehman III
Chief Financial Officer

Date: July 18, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated July 18, 2014.